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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 22, 2001

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                                  divine, inc.
             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-30043               36-4301991
(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)          Number)          Identification No.)


                              1301 N. ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600


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ITEM 5. OTHER EVENTS.

     divine, inc., a Delaware corporation ("divine"), announced on August 31, 2001 that its board of directors has approved a program (the "Stock Repurchase Program") to repurchase up to $40 million of its issued and outstanding shares of class A common stock, par value $.001 per share.

     divine's board of directors has determined that the Stock Repurchase Program will serve the best interest of divine and its stockholders by:

     o    providing an attractive investment for funds;

     o enhancing flexibility to respond to market conditions and deploy cash in a manner that will maximize stockholder value; and

     o reducing the dilutive impact of acquisitions and employee stock incentive programs.

     Share repurchases will be made from time to time over a period of not greater than three years from the date of adoption of the Stock Repurchase Program, and will be effected on the open market, in block trades, or in privately negotiated transactions, and in compliance with applicable laws, including Securities and Exchange Commission Rule 10b-18 and Regulation M. The program does not require divine to purchase any specific number of shares. Any purchases under the program will depend on market conditions and will not be made during periods when divine is involved in a distribution of its shares. divine's board of directors may suspend or cancel the Stock Repurchase Program at any time.

     In connection with the Stock Repurchase Program, on August 22, 2001 divine purchased from Level 3 Communications, LLC, 2,777,777 shares of divine's class A common stock and agreed to purchase an additional 2,777,778 shares on November 20, 2001. divine and Level 3 also agreed to terminate all agreements and understandings concerning the purchase of collocation and bandwidth services, while continuing to explore future joint business opportunities. The aggregate consideration to be paid to Level 3 by divine for the stock purchase and contractual modifications is a total of $5,555,555 in cash and the issuance of warrants to purchase a total of 2,200,000 shares of divine's class A common stock.

     The press release issued by divine on August 31, 2001 announcing the Stock Repurchase Program and the Level 3 Communications transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.
--------

     The exhibit to this report is listed in the Exhibit Index set forth elsewhere herein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2001

                                       divine, inc.



                                       By: /s/ Michael P. Cullinane
                                           -----------------------------
                                           Michael P. Cullinane
                                           Executive Vice President,
                                           Chief Financial Officer,
                                           and Treasurer



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                                  divine, inc.

                                  EXHIBIT INDEX
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    Exhibit
    Number                          Description of Exhibit
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     99.1         Press  release,  dated as of August 31, 2001, of divine,
                  inc., announcing the adoption of a Stock Repurchase Program and the Level 3 Communications transaction.